Exhibit 32.2

AMENDED CERTIFICATION OF PERIODIC REPORT

I, Carlton Parfitt, Director and the Chief Financial Officer of Legacy Mining Ltd., a Nevada Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Amended Quarterly Report on Form 10-QSB of the Company for the amended quarterly period ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the AmendedReport fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 21, 2007

/s/ Carlton Parfitt

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Carlton Parfitt

Director and Chief Financial Officer